                         NOTICE OF GUARANTEED DELIVERY
                                       TO
         TENDER SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
                                       OF
                                TPC CORPORATION

    As set forth in Section 3 of the Offer to Purchase (as defined below), this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary.

                        THE DEPOSITARY FOR THE OFFER IS:

                                              IBJ Schroder Bank & Trust Company

                BY MAIL:                           FACSIMILE TRANSMISSION:                 BY HAND OR OVERNIGHT COURIER:
                                               (FOR ELIGIBLE INSTITUTIONS ONLY)
               PO BOX 84                                (212) 858-2611                            ONE STATE STREET
         BOWLING GREEN STATION                                                                NEW YORK, NEW YORK 10004
     NEW YORK, NEW YORK 10274-0084                                                           ATTENTION: REORGANIZATION
    ATTENTION: REORGANIZATION DEPT.                                                         OPERATIONS DEPT. SECURITIES
                                                                                               PRCESSING WINDOW SC-1
                                                      TO CONFIRM RECEIPT
                                                        (212) 858-2103

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX NUMBER OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Power Acquisition Company, a Delaware corporation (the "Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 18, 1997 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, $.01 par value (the "Shares," which term includes the Class A
Common Stock and Class B Common Stock, as applicable), indicated below of TPC
Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

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
Signature(s) --------------------------------               Address(escrows) ---------------------------

Name(s) -----------------------------------              -------------------------------------------
                                                                           Zip Code

                                                      Area Code and Tel. No(s). -------------------
   -------------------------------------------
               Please Type or Print

Number of Shares --------------------------

Certificate Nos. (If Available)                       (Check one if Shares will be tendered by book-
                                                      entry transfer)

                                                      / / The Depository Trust Company
-------------------------------------------

                                                      / / Philadelphia Depository Trust Co.
-------------------------------------------

Dated -------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United
States, guarantees delivery to the Depositary of either the certificates evidencing all tendered Shares, in proper form for transfer, or delivery of Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust
Company (each a "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

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
-------------------------------------------
                Name of Firm                  -------------------------------------------
                                                          Authorized Signature

-------------------------------------------
                  Address                      Name -------------------------------------
                                                          Please Type or Print

                                              Title --------------------------------------
-------------------------------------------
                  Zip Code

                                               Dated -------------------------------------
Area Code and Tel. No. ---------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM--CERTIFICATES ARE TO BE
      DELIVERED WITH YOUR LETTER OF TRANSMITTAL.